SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 22, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S30)


                    Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                      333-57481               75-2006294
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota       55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 5. Other Events.

      The consolidated balance statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ending December 31, 1997, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.       Exhibit No.             Description

1                       23                Consent of
                                          PricewaterhouseCoopers
                                          LLP, independent auditors of
                                          Financial Security Assurance
                                          Inc. with respect to the
                                          Residential Funding Mortgage
                                          Securities I, Inc. Mortgage
                                          Pass-Through Certificates,
                                          Series 1998-S30

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                 By: /s/ Stephen Hynes
                               Name: Stephen Hynes
                              Title: Vice President


Dated: December 22, 1998

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                          SECURITIES I, INC.


                                 By:
                               Name: Stephen Hynes
                              Title: Vice President


Dated: December 22, 1998

                                 EXHIBIT INDEX


             Item 601(a) of                            Sequentially
Exhibit     Regulation S-K                              Numbered
Number      Exhibit No.            Description            Page

1                 23           Accountant's Consent

                                   EXHIBIT 1




                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I, Inc. relating to the Mortgage Pass-Through Certificates, Series 1998-S30 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                          /s/PricewaterhouseCoopers LLP
                                          PricewaterhouseCoopers LLP

December 21, 1998